Exhibit 99.2

MERISTAR HOSPITALITY CORPORATION

SUPPLEMENTAL

EARNINGS RELEASE

FINANCIAL INFORMATION

Three and Six Months Ended

June 30, 2005

This supplemental earnings release financial information should be used in conjunction with the second quarter 2005 earnings release issued August 3, 2005,

which can be found on the Company’s website at www.meristar.com.

MeriStar Hospitality Corporation

June 30, 2005

MeriStar Hospitality Corporation

June 30, 2005

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenue:
Hotel operations:
Rooms	$142,908	$137,230	$266,669	$265,197
Food and beverage	61,006	57,028	112,187	105,572
Other hotel operations	11,815	15,694	23,039	30,945
Office rental, parking and other revenue	1,212	1,328	3,069	2,625

Total revenue	216,941	211,280	404,964	404,339

Hotel operating expenses:
Rooms	33,785	33,208	64,409	64,153
Food and beverage	40,903	39,877	77,752	76,141
Other hotel operating expenses	7,623	9,943	14,626	19,323
Office rental, parking and other expenses	612	670	1,436	1,255
Other operating expenses:
General and administrative, hotel	31,771	30,152	63,095	61,946
General and administrative, corporate	2,828	3,473	6,361	7,106
Property operating costs	31,294	30,048	60,452	59,300
Depreciation and amortization	23,837	24,356	48,256	49,464
Property taxes, insurance and other	12,098	15,232	22,882	31,345
Loss on asset impairments	—	310	—	310

Operating expenses	184,751	187,269	359,269	370,343

Equity in income/loss of and interest earned from unconsolidated affiliates	2,940	1,600	4,575	3,200
Hurricane business interruption gain	2,009	—	4,290	—

Operating income	37,139	25,611	54,560	37,196
Minority interest (expense) income	(39)	671	308	1,617
Interest expense, net	(30,698)	(30,090)	(61,411)	(64,592)
Loss on early extinguishments of debt	(947)	(1,980)	(1,007)	(7,903)

Income (loss) before income taxes and discontinued operations	5,455	(5,788)	(7,550)	(33,682)
Income tax (expense) benefit	(812)	(38)	(834)	455

Income (loss) from continuing operations	4,643	(5,826)	(8,384)	(33,227)

Discontinued operations:
Loss from discontinued operations before income tax	(3,709)	(5,784)	(4,126)	(18,747)
Income tax benefit	—	55	—	175

Loss from discontinued operations	(3,709)	(5,729)	(4,126)	(18,572)

Net income (loss)	$934	$(11,555)	$(12,510)	$(51,799)

Basic earnings (loss) per share:
Earnings (loss) from continuing operations	$0.05	$(0.07)	$(0.10)	$(0.44)
Loss from discontinued operations	(0.04)	(0.07)	(0.04)	(0.24)

Earnings (loss) per basic share	$0.01	$(0.14)	$(0.14)	$(0.68)

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations	$0.05	$(0.08)	$(0.10)	$(0.45)
Loss from discontinued operations	(0.04)	(0.06)	(0.04)	(0.23)

Earnings (loss) per diluted share	$0.01	$(0.14)	$(0.14)	$(0.68)

MeriStar Hospitality Corporation

June 30, 2005

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

	June 30, 2005	December 31, 2004
ASSETS
Property and equipment	$2,655,676	$2,581,720
Accumulated depreciation	(545,023)	(506,632)

	2,110,653	2,075,088
Assets held for sale	5,063	—
Investment in and advances to unconsolidated affiliates	71,066	84,796
Prepaid expenses and other assets	32,918	34,533
Insurance claim receivable	34,458	76,056
Accounts receivable, net of allowance for doubtful accounts of $349 and $691	42,250	32,979
Restricted cash	69,317	58,413
Cash and cash equivalents – unrestricted	90,974	60,540

	$2,456,699	$2,422,405

LIABILITIES AND STOCKHOLDERS’ EQUITY
Long-term debt	$1,625,585	$1,573,276
Accounts payable and accrued expenses	90,228	97,326
Accrued interest	39,949	41,165
Other liabilities	13,578	11,553

Total liabilities	1,769,340	1,723,320

Minority interests	13,112	14,053
Stockholders’ equity:
Preferred stock, par value $0.01 per share
Authorized – 100,000 shares
Issued – none	—	—
Common stock, par value $0.01 per share
Authorized – 100,000 shares
Issued – 89,975 and 89,739 shares	900	897
Additional paid-in capital	1,468,162	1,465,658
Accumulated deficit	(750,903)	(738,393)
Common stock held in treasury – 2,479 and 2,372 shares	(43,912)	(43,130)

Total stockholders’ equity	674,247	685,032

	$2,456,699	$2,422,405

MeriStar Hospitality Corporation

June 30, 2005

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (a)

(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005		2004	2005	2004
Funds From Operations:
Net income (loss)	$934		$(11,555)	$(12,510)	$(51,799)
Depreciation and amortization of real estate assets	22,503		23,617	45,997	48,120
Loss on disposal of assets	1,037		4,584	1,037	11,530
Unconsolidated affiliate adjustments	1,163		—	2,417	—
Minority interest to common OP unit holders	(628)		(671)	(1,215)	(1,759)
Interest on convertible debt	4,038		—	—	—

Funds from operations	$29,047		$15,975	$35,726	$6,092

Weighted average number of shares of common stock outstanding	104,263	(b)	85,333	87,529	78,234

Funds from operations per diluted share	$0.28		$0.19	$0.41	$0.08

Funds From Operations, as adjusted:
Funds from operations	$29,047		$15,975	$35,726	$6,092
Loss on asset impairments	2,836		2,430	2,836	7,441
Loss on early extinguishments of debt	947		1,980	1,007	7,903
Write off of deferred financing fees	199		453	210	1,719
Minority interest to common OP unit holders	(101)		—	(98)	—

Funds from operations, as adjusted	$32,928		$20,838	$39,681	$23,155

Weighted average number of shares of common stock and common stock equivalents outstanding	104,263	(b)	85,333	87,529	78,234

Funds from operations per diluted share, as adjusted	$0.32		$0.24	$0.45	$0.30

(a)	See the notes to the financial information for discussion of non-GAAP measures.

(b)	The 104,263 weighted average shares of common stock outstanding for diluted FFO and diluted Adjusted FFO for the three months ended June 30, 2005, includes 16,700 incremental shares that are not issued or outstanding, but that are dilutive in calculating FFO per diluted share and adjusted FFO per diluted share, and would be issued upon conversion of our convertible subordinated notes. These $170.0 million notes are convertible into common stock at a ratio of $10.18 per share.

MeriStar Hospitality Corporation

June 30, 2005

RECONCILIATION OF NET LOSS TO EBITDA (a)

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
EBITDA and Adjusted EBITDA:
Net income (loss)	$934	$(11,555)	$(12,510)	$(51,799)
Loss from discontinued operations	(3,709)	(5,729)	(4,126)	(18,572)

Income (loss) from continuing operations	4,643	(5,826)	(8,384)	(33,227)
Interest expense, net	30,698	30,090	61,411	64,592
Income tax expense (benefit)	812	38	834	(455)
Depreciation and amortization (b)	23,837	24,356	48,256	49,464

EBITDA from continuing operations	59,990	48,658	102,117	80,374
Loss on asset impairments	—	310	—	310
Minority interest expense (income)	39	(671)	(308)	(1,617)
Loss on early extinguishments of debt	947	1,980	1,007	7,903
Equity investment adjustments:
Equity in (income) loss of affiliates	(206)	—	1,164	—
Distributions accrued from equity investments	791	—	791	—

Adjusted EBITDA from continuing operations	$61,561	$50,277	$104,771	$86,970

Loss from discontinued operations	$(3,709)	$(5,729)	$(4,126)	$(18,572)
Interest expense, net	—	(367)	—	(478)
Income tax benefit	—	(55)	—	(175)
Depreciation and amortization	237	1,077	704	3,130

EBITDA from discontinued operations	(3,472)	(5,074)	(3,422)	(16,095)
Loss on asset impairments	2,836	2,120	2,836	7,131
Loss on disposal of assets	1,037	4,584	1,037	11,530

Adjusted EBITDA from discontinued operations	$401	$1,630	$451	$2,566

Adjusted EBITDA, total operations	$61,962	$51,907	$105,222	$89,536

(a)	See the notes to the financial information for discussion of non-GAAP measures.

(b)	Depreciation and amortization includes the write-off of deferred financing costs totaling $0.2 million and $0.5 million for the three months ended June 30, 2005 and 2004, respectively, and $0.2 million and $1.7 million for the six months ended June 30, 2005 and 2004, respectively, related to our early extinguishments of debt during these periods.

MeriStar Hospitality Corporation

June 30, 2005

HOTEL OPERATIONAL DATA

SCHEDULE OF COMPARABLE HOTEL RESULTS (a)

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Number of hotels	61	61	61	61
Number of rooms	17,480	17,480	17,480	17,480
Comparable hotel revenues:
Rooms	$129,140	$117,441	$241,827	$226,288
Food and beverage	53,865	50,087	99,045	93,847
Other hotel operations	8,771	8,452	16,833	16,666

Comparable hotel revenues (b)	191,776	175,980	357,705	336,801

Comparable hotel expenses:
Room	30,811	28,780	59,178	56,453
Food and beverage	36,088	34,495	68,684	67,169
Other	5,970	5,846	11,622	11,614
General and administrative	28,751	27,206	57,115	54,990
Property operating costs, less management fees	24,074	22,467	46,958	44,888

Comparable hotel expenses (c)	125,694	118,794	243,557	235,114

Comparable Hotel Gross Operating Profit	66,082	57,186	114,148	101,687

Margin	34.5%	32.5%	31.9%	30.2%
Management Fees (c)	(4,791)	(4,390)	(8,936)	(8,407)
Property taxes, insurance and other (c)	(9,547)	(8,986)	(18,685)	(18,175)

Comparable Hotel EBITDA, excluding BI (d)	$51,744	$43,810	$86,527	$75,105

Margin	27.0%	24.9%	24.2%	22.3%
Hurricane business interruption gain	692	—	970	—

Comparable Hotel EBITDA, including BI (d)	$52,436	$43,810	$87,497	$75,105

Margin	27.3%	24.9%	24.5%	22.3%

(a)	See the notes to the financial information for discussion of non-GAAP measures, and comparable hotel results and statistics.

MeriStar Hospitality Corporation

June 30, 2005

(b)	The reconciliation of total revenues per the consolidated statements of operations to the comparable hotel revenues is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues per the consolidated statements of operations	$216,941	$211,280	$404,964	$404,339
Non-comparable hotel revenues	(23,953)	(33,972)	(44,190)	(64,913)
Office rental, parking and other revenue	(1,212)	(1,328)	(3,069)	(2,625)

Comparable hotel revenues	$191,776	$175,980	$357,705	$336,801

(c)	The reconciliation of operating costs per the consolidated statements of operations to the comparable hotel expenses, management fees, property taxes, insurance and other is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Operating expenses per the consolidated statements of operations	$184,751	$187,269	$359,269	$370,343
Non-comparable hotel expenses	(18,054)	(26,960)	(33,474)	(51,767)
General and administrative, corporate	(2,828)	(3,473)	(6,361)	(7,106)
Depreciation and amortization	(23,837)	(24,356)	(48,256)	(49,464)
Loss on asset impairments	—	(310)	—	(310)

Comparable hotel expenses, management fees, property taxes, insurance and other	$140,032	$132,170	$271,178	$261,696

(d)	The reconciliation of comparable hotel EBITDA to operating income per the consolidated statements of operations is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Comparable hotel EBITDA, including BI	$52,436	$43,810	$87,497	$75,105
Non-comparable results, net (e)	5,899	7,012	10,716	13,146
Office rental, parking and other revenue	1,212	1,328	3,069	2,625
General and administrative, corporate	(2,828)	(3,473)	(6,361)	(7,106)
Depreciation and amortization	(23,837)	(24,356)	(48,256)	(49,464)
Loss on asset impairments	—	(310)	—	(310)
Equity in income/loss of and interest earned from unconsolidated affiliates	2,940	1,600	4,575	3,200
Hurricane business interruption gain at non-comparable hotels	1,317	—	3,320	—

Operating Income	$37,139	$25,611	$54,560	$37,196

(e)	Non-comparable results, net represent all revenues and expenses, other than those of our comparable hotels, and specific revenues and expenses identified above: office rental, parking and other revenue; general and administrative, corporate; depreciation and amortization; loss on asset impairments and equity in income/loss of and interest earned from unconsolidated affiliates.

MeriStar Hospitality Corporation

June 30, 2005

RECONCILIATION OF NET INCOME TO EBITDA (HURRICANE PROPERTIES)

(In thousands)

In August and September 2004, hurricanes caused substantial damage to a number of our hotels located in Florida. The hurricane damage and local evacuation orders also caused significant business interruption at many of our Florida properties, including the complete closure of certain hotels. As a result, seven of our hotels were substantially closed for the first quarter of 2005.

During the second quarter, Sanibel Inn, Seaside Inn, Song of the Sea, and Sundial Beach Resort reopened but were not fully operational for the entire quarter. Best Western Sanibel Island is expected to open in August and Holiday Inn Walt Disney World is expected to open in the fourth quarter. South Seas Island Resort on Captiva Island is gradually reopening as condominium units are already being returned for rental and many of the facilities will be fully operating by year-end.

The following is a reconciliation of Net Income to EBITDA for those seven hotels and Dunes Golf and Tennis Club on Sanibel Island:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
EBITDA:
Net income (loss) (a)	$(410)	$586	$474	$4,387
Depreciation and amortization	1,645	2,642	3,289	5,288

EBITDA (a)	$1,235	$3,228	$3,763	$9,675

(a)	Includes $1.3 million and $3.3 million of business interruption insurance gain at these seven hotels and Dunes Golf and Tennis Club in the three and six months ended June 30, 2005, respectively. We received an additional $0.7 million and $1.0 million of business interruption gain included in the 61 comparable hotels in the three and six months ended June 30, 2005, respectively.

MeriStar Hospitality Corporation

June 30, 2005

PORTFOLIO DATA

Portfolio Distribution at June 30, 2005 (a)

Market	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
Washington DC Metro	11	2,478	12.5%	20.3%
Southwest Florida	6	1,026	5.2%	1.5%
Southern California	4	1,519	7.6%	10.0%
New Jersey	4	1,120	5.6%	7.0%
Orlando	3	1,545	7.8%	5.6%
Chicago	2	857	4.3%	3.9%
Northern California	2	764	3.8%	4.0%
Colorado	2	736	3.7%	2.3%
Atlanta	2	650	3.3%	3.4%
Dallas	2	598	3.0%	2.5%
Houston	2	597	3.0%	3.4%
All other markets	31	7,999	40.2%	36.1%
Total Markets	71	19,889	100.0%	100.0%

Region	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
South Atlantic	20	5,659	28.5%	22.3%
Middle Atlantic	17	4,084	20.5%	29.9%
South Central	11	3,281	16.5%	15.7%
Pacific	9	3,078	15.5%	18.0%
North Central	7	1,789	9.0%	7.1%
Mountain	6	1,798	9.0%	6.3%
New England	1	200	1.0%	0.7%
Total Regions	71	19,889	100.0%	100.0%

Brand	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
Hilton
Hilton	15	4,238	21.3%	24.8%
Doubletree	8	2,664	13.4%	10.5%
Embassy Suites	3	728	3.7%	3.4%
Starwood
Sheraton	10	3,220	16.2%	17.2%
Westin	1	495	2.5%	2.8%
Marriott
Marriott	4	1,696	8.5%	10.2%
Courtyard by Marriott	3	587	3.0%	2.6%
Ritz-Carlton	1	366	1.8%	4.8%
Intercontinental
Holiday Inn	5	1,229	6.2%	3.7%
Crowne Plaza	3	972	4.9%	3.5%
Independent	8	1,242	6.2%	4.9%
Radisson	5	1,337	6.7%	6.6%
Other	5	1,115	5.6%	5.0%
Total Brands	71	19,889	100.0%	100.00%

Location	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
Urban	20	5,299	26.6%	34.2%
Resort	14	4,018	20.2%	15.8%
Airport	13	4,236	21.3%	20.1%
Suburban	24	6,336	31.9%	29.9%
Total Locations	71	19,889	100.0%	100.0%

MeriStar Hospitality Corporation

June 30, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			2nd Quarter 2005			2nd Quarter 2004			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112	$144.80	84.6%	$122.45	$133.46	81.9%	$109.33	12.0%
New Jersey	4	1,120	$132.44	66.7%	$88.35	$131.79	60.7%	$79.96	10.5%
Southern California (b)	3	1,034	$125.58	76.2%	$95.72	$105.94	75.4%	$79.90	19.8%
Northern California	2	764	$127.74	74.7%	$95.45	$118.97	78.7%	$93.61	2.0%
Orlando (c)	2	1,231	$90.80	72.3%	$65.11	$74.84	75.7%	$56.62	15.0%
Chicago	2	857	$123.26	71.2%	$87.71	$101.37	76.3%	$77.33	13.4%
Colorado	2	736	$91.05	60.9%	$55.44	$83.33	64.4%	$53.65	3.3%
Atlanta	2	650	$94.18	75.6%	$71.19	$81.37	80.3%	$65.37	8.9%
Dallas	2	598	$93.18	64.1%	$59.68	$89.75	57.2%	$51.30	16.3%
Houston	2	597	$113.49	68.8%	$78.05	$106.26	69.0%	$73.36	6.4%
All other markets (c)	30	7,781	$102.88	70.6%	$72.63	$96.02	70.2%	$67.37	7.8%

All Markets	61	17,480	$112.48	72.2%	$81.19	$102.60	72.0%	$73.87	9.9%

Middle Atlantic (b)	16	3,718	$140.56	79.1%	$111.17	$131.84	75.3%	$99.34	11.9%
South Central	11	3,281	$105.09	69.1%	$72.63	$99.66	66.9%	$66.69	8.9%
South Atlantic (c)	12	4,101	$100.48	71.8%	$72.15	$89.19	73.9%	$65.88	9.5%
Pacific (b)	8	2,593	$123.27	70.1%	$86.45	$110.05	71.0%	$78.16	10.6%
North Central	7	1,789	$103.69	70.0%	$72.56	$92.11	72.3%	$66.63	8.9%
Mountain	6	1,798	$83.63	69.3%	$57.93	$78.12	70.2%	$54.80	5.7%
New England	1	200	$91.07	74.7%	$68.02	$77.14	81.4%	$62.80	8.3%

All Regions	61	17,480	$112.48	72.2%	$81.19	$102.60	72.0%	$73.87	9.9%

Urban (b)	19	4,933	$134.63	78.0%	$104.97	$120.84	78.6%	$94.96	10.5%
Resort (c)	7	2,678	$107.58	69.8%	$75.13	$95.47	74.3%	$70.90	6.0%
Airport (b)	12	3,751	$93.21	73.2%	$68.25	$83.51	73.3%	$61.20	11.5%
Suburban	23	6,118	$106.88	67.9%	$72.59	$101.55	64.9%	$65.91	10.1%

All Locations	61	17,480	$112.48	72.2%	$81.19	$102.60	72.0%	$73.87	9.9%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.

(b)	Excludes hotels acquired during the second quarter.

(c)	Excludes hotels significantly affected by the hurricanes in Florida.

MeriStar Hospitality Corporation

June 30, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			Six Months Ended June 30, 2005			Six Months Ended June 30, 2004			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112	$142.14	74.6%	$106.07	$126.50	75.3%	$95.21	11.4%
New Jersey	4	1,120	$130.42	59.0%	$76.92	$129.19	55.7%	$71.99	6.8%
Southern California (b)	3	1,034	$123.32	76.3%	$94.12	$110.15	76.1%	$83.87	12.2%
Northern California	2	764	$120.31	71.7%	$86.31	$113.30	76.3%	$86.47	-0.2%
Orlando (c)	2	1,231	$95.68	76.6%	$73.32	$79.83	75.3%	$60.09	22.0%
Chicago	2	857	$113.54	60.6%	$68.80	$95.39	65.6%	$62.58	9.9%
Colorado	2	736	$87.67	54.0%	$47.36	$81.40	61.1%	$49.76	-4.8%
Atlanta	2	650	$93.96	76.9%	$72.27	$81.95	82.5%	$67.59	6.9%
Dallas	2	598	$91.66	61.9%	$56.78	$88.48	58.1%	$51.43	10.4%
Houston	2	597	$110.84	68.5%	$75.93	$113.47	72.9%	$82.70	-8.2%
All other markets (c)	30	7,781	$103.01	68.9%	$70.99	$96.54	69.4%	$66.96	6.0%

All Markets	61	17,480	$110.65	69.1%	$76.44	$101.63	70.0%	$71.16	7.4%

Middle Atlantic (b)	16	3,718	$137.66	69.9%	$96.24	$126.64	69.1%	$87.48	10.0%
South Central	11	3,281	$100.94	66.5%	$67.09	$98.55	66.2%	$65.25	2.8%
South Atlantic (c)	12	4,101	$105.26	73.5%	$77.36	$93.05	74.8%	$69.61	11.1%
Pacific (b)	8	2,593	$119.90	70.4%	$84.36	$110.84	71.9%	$79.71	5.8%
North Central	7	1,789	$97.72	62.8%	$61.35	$87.97	65.4%	$57.53	6.6%
Mountain	6	1,798	$83.82	66.3%	$55.61	$78.88	68.7%	$54.16	2.7%
New England	1	200	$88.40	71.1%	$62.81	$74.65	80.7%	$60.22	4.3%

All Regions	61	17,480	$110.65	69.1%	$76.44	$101.63	70.0%	$71.16	7.4%

Urban (b)	19	4,933	$127.35	72.2%	$92.00	$115.31	74.1%	$85.42	7.7%
Resort (c)	7	2,678	$114.84	72.5%	$83.26	$101.94	74.9%	$76.31	9.1%
Airport (b)	12	3,751	$93.99	71.3%	$67.01	$83.75	73.0%	$61.10	9.7%
Suburban	23	6,118	$104.69	63.7%	$66.68	$101.15	62.8%	$63.57	4.9%

All Locations	61	17,480	$110.65	69.1%	$76.44	$101.63	70.0%	$71.16	7.4%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.

(b)	Excludes hotels acquired during the second quarter.

(c)	Excludes hotels significantly affected by the hurricanes in Florida.

MeriStar Hospitality Corporation

June 30, 2005

CAPITAL STRUCTURE

Total Enterprise Value

(In thousands, except per share information, ratios and percentages)

	As of June 30, 2005	As of December 31, 2004
Common shares outstanding, net	87,496	87,367
Operating partnership units	2,258	2,298

Combined shares and units	89,754	89,665
Common stock price at end of period	$8.60	$8.35

Common equity capitalization	$771,884	$748,703
Total debt	1,625,585	1,573,276
Total cash	(160,291)	(118,953)

Total enterprise value (TEV)	$2,237,178	$2,203,026

TEV per room	$111	$108
Rooms owned	20,115	20,319

Total Debt

Total debt as of June 30, 2005 consisted of the following:

	Encumbered Hotels	Maturity	Interest Rate	June 30, 2005	December 31, 2004
Senior Subordinated Notes	—	2007	8.75%	32,552	33,976
Secured Revolver	6	2007	LIBOR + 450 bps	—	—
Senior Unsecured Notes	—	2008	9.00%	265,196	270,130
Senior Unsecured Notes	—	2009	10.50%	214,966	223,343
CMBS	19	2009	LIBOR + 444 bps	299,765	302,979
Convertible Notes	—	2010	9.50%	170,000	170,000
Senior Unsecured Notes	—	2011	9.13%	345,479	353,178
Mortgage Debt and other	5	Various	Various	205,233	125,051
CMBS	4	2013	6.88%	98,498	99,293

				1,631,689	1,577,950
Fair value adjustment for interest rate swap				(6,104)	(4,674)

	34			$1,625,585	$1,573,276

Average Maturity				4.77 Years
Average Interest Rate				8.54%

MeriStar Hospitality Corporation

June 30, 2005

FORECASTED RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS

(In millions, except per share amounts)

	Three Months Ending September 30, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:
Net loss (a)	$(21)	$(18)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	25	25
Unconsolidated affiliate adjustments	1	1
Minority interest to common OP unit holders	(1)	(1)
Loss on disposal of assets	—	—

Funds from operations	$4	$7
Weighted average diluted shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share	$0.04	$0.08

Funds From Operations, as adjusted:
Funds from operations	$4	$7
Loss on asset impairments	—	—
Loss on early extinguishments of debt	—	—

Funds from operations, as adjusted	$4	$7

Weighted average number of shares of common stock and common stock equivalents outstanding	90	90

Funds from operations per diluted share, as adjusted	$0.04	$0.08

	Year Ending December 31, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:
Net loss (a)	$(46)	$(42)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	95	95
Unconsolidated affiliate adjustments	4	4
Minority interest to common OP unit holders	(1)	(1)
Loss on disposal of assets	1	1

Funds from operations	$53	$57
Weighted average number of shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share	$0.59	$0.63

Funds From Operations, as adjusted:
Funds from operations	$53	$57
Loss on asset impairments	3	3
Loss on early extinguishments of debt	1	1

Funds from operations, as adjusted	$57	$61

Weighted average number of shares of common stock and common stock equivalents outstanding	90	90

Funds from operations per diluted share, as adjusted	$0.63	$0.68

(a)	Forecasted net loss does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

June 30, 2005

FORECASTED RECONCILIATION OF NET LOSS TO EBITDA

(In millions)

	Three Months Ending September 30, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(21)	$(18)
Interest expense, net	32	32
Depreciation and amortization	26	26

EBITDA	37	40
Loss on asset impairments	—	—
Loss on early extinguishments of debt	—	—
Equity investment adjustments:
Equity in (income) loss of affiliates	—	—
Distributions accrued from equity investments	1	1
Minority interest to common OP unit holders	(1)	(1)

Adjusted EBITDA	$37	40

	Year Ending December 31, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(46)	$(42)
Interest expense, net	123	124
Depreciation and amortization	100	100

	177	182
EBITDA
Loss on asset impairments	3	3
Loss on early extinguishments of debt	1	1
Equity investment adjustments:
Equity in (income) loss of affiliates	1	1
Distributions accrued from equity investments	3	3
Minority interest to common OP unit holders	(1)	(1)
Loss on disposal of assets	1	1

Adjusted EBITDA	$185	190

(a)	Forecasted net loss does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

June 30, 2005

HOTEL PORTFOLIO LISTING

Hotel	Location	Guest Rooms
Arizona
Embassy Suites Tucson	Tucson	204
California
Courtyard by Marriott Marina Del Rey	Marina Del Rey	276
Crowne Plaza San Jose	San Jose	239
Doral Palm Springs	Palm Springs	285
Hilton Irvine	Irvine	289
Hilton Sacramento	Sacramento	331
Marina Hotel San Pedro	San Pedro	226
LA Marriott Downtown	Los Angeles	469
Marriott Irvine	Irvine	485
Sheraton Fisherman’s Wharf	San Francisco	525
Colorado
Embassy Suites Denver	Englewood	236
Sheraton Colorado Springs	Colorado Springs	500
Connecticut
Doubletree Hotel Bradley International Airport	Windsor Locks	200
Florida
Best Western Sanibel Island Resort	Sanibel Island	46
Doubletree Hotel Westshore	Tampa	496
Doubletree Universal	Orlando	742
Hilton Clearwater	Clearwater	426
Hilton Hotel Cocoa Beach	Cocoa Beach	296
Holiday Inn Fort Lauderdale Beach	Ft. Lauderdale	240
Holiday Inn Walt Disney World Village	Lake Buena Vista	314
Sanibel Inn	Sanibel Island	96
Seaside Inn	Sanibel Island	32
Sheraton Beach Resort Key Largo	Key Largo	200
Sheraton Safari Lake Buena Vista	Lake Buena Vista	489
Song of the Sea	Sanibel Island	30
South Seas Plantation Resort & Yacht Harbor	Captiva	579
Sundial Beach Resort	Sanibel Island	243
Georgia
Doubletree Atlanta	Atlanta	155
Westin Atlanta	Atlanta	495
Wyndham Marietta	Marietta	218
Illinois
Crowne Plaza Chicago O’Hare	Rosemont	507
Radisson Chicago	Chicago	350
Indiana
Doubletree Indianapolis	Indianapolis	137
Kentucky
Hilton Seelbach	Louisville	321
Radisson Lexington	Lexington	367
Louisiana
Hilton Lafayette	Lafayette	327
Holiday Inn Select New Orleans	Kenner	303
Hotel Maison de Ville	New Orleans	23
Maryland
Radisson Annapolis	Annapolis	219
Radisson Cross Keys	Baltimore	148
Sheraton Columbia	Columbia	287

MeriStar Hospitality Corporation

June 30, 2005

Hotel	Location	Guest Rooms
Michigan
Hilton Detroit	Romulus	151
Hilton Hotel Grand Rapids	Grand Rapids	224
New Jersey
Courtyard by Marriott Secaucus	Secaucus	165
Doral Forrestal	Princeton	290
Marriott Somerset	Somerset	440
Sheraton Crossroads Hotel Mahwah	Mahwah	225
New Mexico
Doubletree Albuquerque	Albuquerque	295
Wyndham Albuquerque Airport Hotel	Albuquerque	276
North Carolina
Courtyard by Marriott Durham	Durham	146
Hilton Hotel Durham	Durham	194
Sheraton Charlotte Airport	Charlotte	222
Oklahoma
Sheraton Oklahoma City	Oklahoma City	395
Pennsylvania
Embassy Suites Philadelphia	Philadelphia	288
Sheraton Great Valley	Frazer	198
Texas
Doubletree Austin	Austin	350
Doubletree Hotel Dallas Galleria	Dallas	289
Hilton Arlington	Arlington	309
Hilton Houston Westchase	Houston	295
Marriott West Loop Houston	Houston	302
Utah
Hilton Salt Lake City Airport	Salt Lake City	287
Virginia
Hilton Arlington	Arlington	209
Hilton Crystal City	Arlington	386
Holiday Inn Historic District Alexandria	Alexandria	178
Radisson Old Town Alexandria	Alexandria	253
The Ritz-Carlton, Pentagon City	Arlington	366
Washington
Sheraton Bellevue	Bellevue	179
Washington, D.C.
Georgetown Inn	Washington, D.C.	96
Hilton Embassy Row	Washington, D.C.	193
Latham Georgetown	Washington, D.C.	143
Wisconsin
Crowne Plaza Madison	Madison	226
Holiday Inn Madison	Madison	194

Total Rooms		20,115

MeriStar Hospitality Corporation

June 30, 2005

NOTES TO FINANCIAL INFORMATION

Funds From Operations

Substantially all of our non-current assets consist of real estate, and, in accordance with accounting principles generally accepted in the United States, or GAAP, those assets are subject to straight-line depreciation, which reflects the assumption that the value of real estate assets, other than land, will decline ratably over time. That assumption is often not true with respect to the actual market values of real estate assets (and, in particular, hotels), which fluctuate based on economic, market and other conditions. As a result, management and many industry investors believe the presentation of GAAP operating measures for real estate companies to be more informative and useful when other measures, adjusted for depreciation and amortization, are also presented.

In an effort to address these concerns, the National Association of Real Estate Investment Trusts, or NAREIT, adopted a definition of Funds From Operations, or FFO. NAREIT defines FFO as net income (computed in accordance with GAAP) excluding gains or losses from sales of real estate, real estate-related depreciation and amortization, and after comparable adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. Extraordinary items and cumulative effect of changes in accounting principles as defined by GAAP are also excluded from the calculation of FFO. As defined by NAREIT, FFO also does not include reductions from asset impairment charges. The SEC, however, recommends that FFO include the effect of asset impairment charges, which is the presentation we have adopted for all historical presentations of FFO. We believe FFO is an indicative measure of our operating performance due to the significance of our hotel real estate assets and provides beneficial information to investors.

Adjusted FFO represents FFO excluding the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs and, in accordance with the NAREIT definition of FFO, asset impairment charges. We exclude the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs and asset impairment charges because we believe that including them in Adjusted FFO does not fully reflect the operating performance of our remaining assets. We believe Adjusted FFO is useful for the same reasons we believe that FFO is useful, but we also believe that Adjusted FFO enables us and the investor to consider our operating performance without considering the items we exclude from our definition of Adjusted FFO, which have no cash effect in the periods considered.

Consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization

EBITDA represents consolidated earnings before interest, income taxes, depreciation and amortization and includes operations from the assets included in discontinued operations. We further adjust EBITDA for the effect of capital market transactions that would result in a gain or loss on early extinguishments of debt, the earnings effect and distributions accrued related to equity method investments, as well as the earnings effect of asset dispositions and any impairment assessments, resulting in the measure that we refer to as “Adjusted EBITDA.” We exclude the effect of gains or losses on early extinguishments of debt, the earnings effect and distributions accrued related to equity method investments, as well as the earnings effect of asset dispositions and impairment assessments because we believe that including them in Adjusted EBITDA does not fully reflect the operating performance of our remaining assets.

We also believe Adjusted EBITDA provides useful information to investors regarding our financial condition and results of operations because Adjusted EBITDA is useful in evaluating our operating performance. Furthermore, we use Adjusted EBITDA to provide a measure of performance that can be isolated on an asset by asset basis to determine overall property performance. We believe that the rating agencies and a number of our lenders also use Adjusted EBITDA for those purposes. We also use Adjusted EBITDA as one measure in determining the value of acquisitions and dispositions.

MeriStar Hospitality Corporation

June 30, 2005

Comparable Hotel Operating Results and Statistics

We present certain operating statistics (i.e., RevPAR, ADR and average occupancy) and operating results (revenues, expenses and operating profit) for the periods included in this report on a comparable hotel basis as supplemental information for investors. We define our comparable hotels as properties (i) that are owned by us and the operations of which are included in our consolidated results for the entirety of the reporting periods being compared, (ii) that have not sustained substantial property damage during the reporting periods being compared, and (iii) that are not planned for disposition as of the end of the period. Of the 72 hotels that we owned as of June 30, 2005, 61 have been classified as comparable hotels. The operating results of seven hotels significantly affected by the hurricanes in Florida in August and September 2004, one sold in July, one which we intend to dispose of, and the two hotels acquired in 2004 that we owned as of June 30, 2005, are excluded from comparable hotel results for these periods.

We present these comparable hotel operating results by eliminating corporate-level revenues and expenses, as well as depreciation and amortization and loss on asset impairments. We eliminate corporate-level revenues and expenses to arrive at property-level results because we believe property-level results provide investors with supplemental information into the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes over time. Because real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We eliminate loss on asset impairments because these non-cash expenses are primarily related to our non-comparable properties, and do not reflect the operating performance of our comparable assets.

As a result of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses or operating profit and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent that they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance.

We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating the ongoing performance of the Company, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management.